Accumulated Other Comprehensive Loss	12 Months Ended
Dec. 31, 2015
Components of Accumulated Other Comprehensive Income (Loss) [Abstract]
Accumulated Other Comprehensive Loss
Accumulated Other Comprehensive Loss

The following table displays the activity of Accumulated Other Comprehensive Loss, net of tax:

(in millions)	Gains and Losses on Cash Flow Hedges(1)	Pension and OPEB Items(1)	Accumulated Other Comprehensive Loss(1)
Balance as of January 1, 2013 - Predecessor	$(18.7)	$(16.4)	$(35.1)
Other comprehensive income before reclassifications	—	6.5	6.5
Amounts reclassified from accumulated other comprehensive income	1.1	1.7	2.8
Net current-period other comprehensive income	1.1	8.2	9.3
Balance as of December 31, 2013 - Predecessor	$(17.6)	$(8.2)	$(25.8)
Other comprehensive income before reclassifications	—	(9.3)	(9.3)
Amounts reclassified from accumulated other comprehensive income	1.0	(0.4)	0.6
Net current-period other comprehensive income	1.0	(9.7)	(8.7)
Balance as of December 31, 2014	$(16.6)	$(17.9)	$(34.5)
Other comprehensive income before reclassifications	(0.9)	5.0	4.1
Amounts reclassified from accumulated other comprehensive income	1.1	0.2	1.3
Net current-period other comprehensive income	0.2	5.2	5.4
Allocation of accumulated other comprehensive loss to noncontrolling interest	2.1	—	2.1
Balance as of December 31, 2015	$(14.3)	$(12.7)	$(27.0)

 (1)All amounts are net of tax. Amounts in parentheses indicate debits.
Equity Method Investment
During 2008, Millennium Pipeline, in which CPG has an equity investment, entered into three interest rate swap agreements with a notional amount totaling $420.0 million with seven counterparties. During August 2010, Millennium Pipeline completed the refinancing of its long-term debt, securing permanent fixed-rate financing through the private placement issuance of two tranches of notes totaling $725.0 million, $375.0 million at 5.33% due June 30, 2027 and $350.0 million at 6.00% due June 30, 2032. Upon the issuance of these notes, Millennium Pipeline repaid all outstanding borrowings under its credit agreement, terminated the sponsor guarantee, and cash settled the interest rate hedges. These interest rate swap derivatives were primarily accounted for as cash flow hedges by Millennium Pipeline. As an equity method investment, CPG is required to recognize a proportional share of Millennium Pipeline’s OCI. The remaining unrecognized loss of $14.3 million, net of tax, related to these terminated interest rate swaps is being amortized over a 15 year period ending June 2025 into earnings using the effective interest method through interest expense as interest payments are made by Millennium Pipeline. The unrecognized loss of $14.3 million and $16.6 million at December 31, 2015 and December 31, 2014, respectively, is included in unrealized losses on cash flow hedges above.